Exhibit 10.5

THIRD AMENDMENT TO REAL ESTATE PURCHASE CONTRACT

This Third Amendment to Real Estate Purchase Contract (“Amendment”), is entered into and made effective as of September 28, 2018 by and between MAIN STREET KINGWOOD, LTD. (“Seller”), and THRE GLOBAL INVESTMENTS, LLC (“Purchaser”, and collectively with Seller, herein referred to as the “Parties”).

WITNESSETH

WHEREAS, Seller and Purchaser entered into that certain Real Estate Purchase Contract dated effective as of August 10, 2018 (the “Original Contract”);

WHEREAS, the Original Contract was amended pursuant to that certain (a) First Amendment to Real Estate Purchase Contract dated effective as of September 7, 2018 between Seller and Purchaser (the “First Amendment”), and (b) Second Amendment to Real Estate Purchase Contract dated effective as of September 19, 2018 between Seller and Purchaser (the “Second Amendment”) (the Original Contract, as amended by the First Amendment and the Second Amendment, being hereinafter called the “Contract”); and

WHEREAS, Seller and Purchaser desire to amend further the Contract as more fully set forth below.

NOW THEREFORE, in consideration of the foregoing recitals, the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency which is hereby acknowledged, the Parties hereto hereby agree as follows:

1. The foregoing recitals are true and correct and are incorporated herein by reference.

2. The defined term of “Due Diligence Period” as set forth in Section 5 of the Contract is hereby amended to mean “the period from the Contract Date through 5:00 P.M. Central on October 3, 2018” such that the expiration of the Due Diligence Period shall be 5:00 P.M. Central on October 3, 2018.

3. Except as modified by this Amendment, the terms and conditions of the Contract are hereby ratified and confirmed by the Seller and the Purchaser. In the event of a conflict between the terms of the Contract and the terms of this Amendment, the terms of this Amendment shall govern. All defined terms used in this Amendment shall have the meaning assigned to them in the Contract unless otherwise expressly set forth herein.

4. For the convenience of the Parties, this Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Amendment to physically form one document. Email transmissions of any executed original and/or retransmission of any executed email transmission shall be deemed to be the same as delivery of an executed original. At the request of any party hereto, the other parties hereto shall confirm email transmissions by executing duplicate original documents and delivering the same to the requesting party or parties.

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IN WITNESS WHEREOF, the undersigned have executed under seal this Amendment as of the date first above written.

PURCHASER:

THRE GLOBAL INVESTMENTS, LLC

By:	/s/ Donnie Berry
Name:	Donnie Berry
Title:	Authorized Signer

[SIGNATURE OF SELLER ON FOLLOWING PAGE]

[Signature Page to Third Amendment to Real Estate Purchase Contract]

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SELLER:

MAIN STREET KINGWOOD, LTD.,
a Texas limited partnership

By:	Main Street Kingwood GP, LLC, a Texas limited liability company,
General Partner

	By:	/s/ Elizabeth Jacob
	Name:	Elizabeth Jacob
	Title:	Vice President

[Signature Page to Third Amendment to Real Estate Purchase Contract]

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